                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 20, 1998
                                                           ------------

                         First Alliance Mortgage Company
                                  on behalf of
                   First Alliance Mortgage Loan Trust 1998-1A
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       California                  333-44585-02                 95-2944875
-------------------------      -------------------        --------------------
(State or other jurisdiction    (Commission File             (I.R.S. Employer
    of incorporation)               Number)                   Identification
                                     No.)

                       c/o First Alliance Mortgage Company
                             Attention: John Michel
                             Vice President, Finance
                             17305 Von Karman Avenue
                                Irvine, CA 92714
                    -----------------------------------------
                    (Address of principal executive offices)

        Registrant's telephone number, including area code: (714)224-8500

                                 Not Applicable
        ----------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.      Other Events.

            Information relating to the distributions to Certificateholders for the May 1998 Monthly Period of the Trust in respect of the First Alliance Mortgage Loan Asset Backed Certificates, Series 1998-1A, Class A (the "Certificates") issued by the Registrant and the performance of the Trust (including distributions of principal and interest, delinquent balances of Mortgage Loans, and the subordinated amount remaining), together with certain other information relating to the certificates, is contained in the Monthly Report for the Monthly Period provided to certificateholders pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1998 between First Alliance Mortgage Company as Servicer, and Chase Manhattan Bank, as trustee.

Item 7.      Exhibit.

           Monthly Report for the May 1998 Monthly Period relating to the First Alliance Mortgage Loan Asset Backed Certificates Series 1998-1A, Class A issued by the First Alliance Mortgage Loan Trust 1998-1A.
 .

--------------------------------------------------------------------------------
                        FIRST ALLIANCE MORTGAGE COMPANY
                        MORTGAGE LOAN ASSET BACKED NOTES
                                 SERIES 1998-1A
================================================================================


DISTRIBUTION:           20-May-98

-------------------------------------------------------------------------------------------------------------------------------
    ORIGINAL      BEGINNING                                                      ENDING                         ENDING
      NOTE          NOTE        PRINCIPAL        INTEREST         TOTAL           NOTE       SUBORDINATION     PRINCIPAL
    BALANCE       BALANCE     DISTRIBUTION     DISTRIBUTION   DISTRIBUTION       BALANCE        AMOUNT          BALANCE
-------------------------------------------------------------------------------------------------------------------------------
54,600,000.00  53,889,482.09   1,528,026.48     263,440.98     1,791,467.46   52,361,455.61     281,321.33    52,642,776.94

-------------------------------------------------------------------------------------------------------------------------------

===============================================================================================================================


FACTOR INFORMATION PER $1,000                       NOTE RATES

---------------------------------------------       ----------------------------
  PRINCIPAL     INTEREST       ENDING NOTE            INIT NOTE     CURR NOTE
DISTRIBUTION  DISTRIBUTION       BALANCE                 RATE          RATE
---------------------------------------------       ----------------------------

27.98583300     4.82492637    959.00101846             5.8975%       5.8663%
---------------------------------------------       ----------------------------

--------------------------------------------------------------------------------
                         FIRST ALLIANCE MORTGAGE COMPANY
                        MORTGAGE LOAN ASSET BACKED NOTES
                                 SERIES 1998-1A
================================================================================




DISTRIBUTION:      20-May-98



                                                                   PER $1000
                                                                   ---------
SECTION 3.8(a)(i)    NOTE DISTRIBUTION               1,791,467.46      32.81


SECTION 3.8(a)(ii)   TOTAL PRINCIPAL DISTRIBUTION    1,528,026.48      27.99


             -----------------------------------------------------------------------------------
                                        PREPAYMENTS &
                           PREPAID       PREFUNDING
             SCH. PRIN.  INSTALLMENTS    REMAINDER     LIQUIDATIONS   SUB. INCREASE   SUB RED.
             -----------------------------------------------------------------------------------
             30,322.11       0.00       1,383,462.11        0.00        114,242.26       0.00
             -----------------------------------------------------------------------------------


SECTION 3.8(a)(iii)  TOTAL INTEREST DISTRIBUTION         263,440.98


SECTION 3.8(a)(v)    INSURED PAYMENT                           0.00


SECTION 3.8(a)(vii)  LOAN PURCHASE PRICES                      0.00
                     SUBSTITUTION AMOUNTS                      0.00


SECTION 3.8(a)(viii) SUBORDINATION REDUCTION AMOUNT            0.00


SECTION 3.8(a)(ix)   CURRENT REALIZED LOSSES                   0.00
                     CUMULATIVE REALIZED LOSSES                0.00


SECTION 3.8(a)(x)                                                   NUMBER    LOAN BALANCE
                                                                    ------    ------------
                     LOANS BOUGHT BACK PURSUANT TO SECTION 2.4
                              CURRENT                                    0        0.00
                              CUMULATIVE                                 0        0.00
                     LOANS BOUGHT BACK PURSUANT TO SECTION 2.6
                              CURRENT                                    0        0.00
                              CUMULATIVE                                 0        0.00
                     LOANS BOUGHT BACK PURSUANT TO SECTION 4.10
                              CURRENT                                    0        0.00
                              CUMULATIVE                                 0        0.00


SECTION 3.8(a)(xi)   AVAILABLE FUNDS CAP CARRY-FORWARD AMOUNT            -


SECTION 3.8(b)(i) DELINQUENT MORTGAGE LOANS (includes loans in foreclosure and bankruptcy):

                      -----------------------------------------------------
                                              AGGREGATE
                      CATEGORY    NUMBER     LOAN BALANCE  PERCENTAGE
                      -----------------------------------------------------
                      30-59 DAYS     2        86,434.08       0.16%
                      60-89 DAYS     1       145,000.00       0.28%
                      90 + DAYS      5       361,445.90       0.69%
                      -----------------------------------------------------


SECTION 3.8(b)(ii)   LOANS IN FORECLOSURE (included in delinquencies above):

                               --------------------------------------------
                                              AGGREGATE
                                  NUMBER     LOAN BALANCE  PERCENTAGE
                               --------------------------------------------
                                     7       546,445.90       1.04%
                               --------------------------------------------


SECTION 3.8(b)(iii)  LOANS IN BANKRUPTCY (included in delinquencies above):

                               --------------------------------------------
                                              AGGREGATE
                                  NUMBER     LOAN BALANCE  PERCENTAGE
                               --------------------------------------------
                                     0         0.00           0.00%
                               --------------------------------------------


SECTION 3.8(b)(iv)   REO PROPERTIES (not included in delinquencies above):

                               --------------------------------------------
                                              AGGREGATE
                                  NUMBER     LOAN BALANCE  PERCENTAGE
                               --------------------------------------------
                                     0         0.00           0.00%
                               --------------------------------------------


SECTION 3.8(b)(vi)   BOOK VALUE OF REO PROPERTY                         -

                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  First Alliance Mortgage Loan Trust 1998-1A
                                  -------------------------------------------
                                               (Registrant)

                                  By: First Alliance Mortgage Company
                                     ----------------------------------------
                                               (Servicer)


Date:  June 19, 1998              By: /s/ Brian Chisick
     --------------------            ----------------------------------------

                                  Name:   Brian Chisick
                                       --------------------------------------
                                               President and
                                  Title:  Chief Executive Officer
                                        -------------------------------------